Goodwill, Intangible Assets and In-Process Revenue Contracts	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Goodwill, Intangible Assets and In-Process Revenue Contracts
6.	Goodwill, Intangible Assets and In-Process Revenue Contracts

a)	Goodwill

The carrying amount of goodwill for the shuttle tanker segment was $127.1 million as at December 31, 2015 and 2014. In 2015, 2014 and 2013, the Partnership conducted a goodwill impairment review of its shuttle tanker segment and concluded that no impairment had occurred.

The carrying amount of goodwill for the towage segment was $2.0 million as at December 31, 2015 and 2014. In 2015 and 2014, the Partnership conducted a goodwill impairment review of its towage segment and concluded that no impairment had occurred.

b)	In-Process Revenue Contracts

As part of the Partnership’s acquisition of the Piranema Spirit on November 30, 2011, the Partnership assumed an FPSO service contract with terms that were less favorable than the then prevailing market terms. As at December 31, 2015, the Partnership has a liability based on the estimated fair value of the contract. The Partnership is amortizing this liability over the estimated remaining term of the contract on a weighted basis based on the projected revenue to be earned under the contract.

Amortization of in-process revenue contracts for the year ended December 31, 2015 was $12.7 million (2014 - $12.7 million, 2013 - $12.7 million), which is included in revenues on the consolidated statements of income. Amortization for the five years subsequent to December 31, 2015 is expected to be $12.8 million (2016), $12.7 million (2017), $9.1 million (2018), $7.8 million (2019), $7.9 million (2020), and $25.5 million (thereafter).